UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

790 North Water Street, Suite 1200, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best

Heartland Group, Inc., 790 North Water Street, Suite 1200, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	Report of Stockholders

HEARTLAND FUNDS
AMERICA'S VALUE INVESTOR®

Consistent Discipline, Fundamental Value

ANNUAL REPORT

December 31, 2022

Mid Cap Value Fund

Value Plus Fund

Value Fund

A MESSAGE FROM OUR PRESIDENT AND CEO	1
HEARTLAND MID CAP VALUE FUND
Management’s Discussion of Fund Performance	2
HEARTLAND VALUE PLUS FUND
Management’s Discussion of Fund Performance	4
HEARTLAND VALUE FUND
Management’s Discussion of Fund Performance	6
THE HEARTLAND FAMILY OF EQUITY FUNDS
Additional Fund Characteristics	8
FINANCIAL STATEMENTS
Schedules of Investments	10
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
ADDITIONAL INFORMATION
Federal Income Tax Information	30
Expense Examples	31
Other Information	31
Definitions and Disclosures	32
Information Regarding Executive Officers and Directors	33

“A pessimist sees the difficulty in every opportunity; an optimist sees the opportunity in every difficulty”

—Winston Churchill

Dear Fellow Shareholders,

What a wonderful time this is to be an enterprising value investor.

This might seem like an odd thing to say, given that the S&P 500 fell 20% in 2022 while the Nasdaq composite was down nearly 34%. Investor confidence, meanwhile, plunged so low that nearly $5 trillion is sitting on the sidelines, weary of risk-taking.

Yet as some of the smartest historical figures have pointed out, it’s exactly in difficult times when opportunities present themselves. It’s up to investors to take notice. We believe that even in a bear market, there’s a bull emerging somewhere. And if a recession is on the horizon, there are still companies with competitive advantages that set them apart. As bottoms-up stock pickers, our job is to use this environment to add well-run businesses with unique tailwinds, when they are sufficiently undervalued.

The likelihood of finding attractively priced companies appears greater in small caps. After a historic run for giant name-brand growth stocks in recent years, small-cap’s share of total market value remains lower today than in the dotcom era of the late 1990s, as demonstrated in the chart below.

Source: Center for Research in Security Prices (CRSP®), The University of Chicago Booth School of Business; Jefferies, Monthly data 12/1/1930 to 11/30/2022. The data in this chart represents small cap’s percentage of the US equity market. Note: Small is represented by deciles 6-10 based on market cap. All indices are unmanaged. It is not possible to invest in an index. Past performance does not guarantee future results.

We are encouraged that valuations and balance sheets matter again and that value continues to outperform growth. New opportunities are also presenting themselves in this challenging market. The key is being willing to wait for financially sound, well-managed leaders to fall to attractive levels.

We believe this patience, discipline, and focus on financial soundness, which are all traits found in our 10 Principles of Value Investing™, will be rewarded. This is why we are optimistic on the long-term outlook for the Heartland Funds.

Sincerely,

Will Nasgovitz

President and Chief Executive Officer

1

PORTFOLIO MANAGEMENT TEAM	Colin P. McWey, CFA Will R. Nasgovitz Troy W. McGlone, CFA

MANAGEMENT REPORT

Large doses of hope and fear were on full display in 2022. Investors fluctuated between optimism that moderating inflation could create a path for the Federal Reserve to begin easing monetary policy and pessimism about the state of the economy as the impact of year-long rate hikes is realized.

The erratic shifts in sentiment throughout the year proved unsettling, as the S&P 500 lost 18% in 2022. The Heartland Mid Cap Value Fund Investor Class fell 3.01% for the year, outpacing the Russell Midcap® Value Index which fell 12.03%.

That outperformance was driven by stock selection, particularly in the Financial, Communications, Industrial, Healthcare, and Real Estate sectors. As positive Wall Street estimate revisions have been growing scarce, our fundamental forecasting and ability to identify catalysts helped us hold up better than the market as a whole. In some cases, our winners began to overcome headwinds that they faced in prior quarters. In other cases, company-specific catalysts are beginning to play out.

In Healthcare, stock selection helped minimize losses in a sector that is continuing to recover from the effects of pandemic disruptions. One of our best performing stocks in the fourth quarter was Encompass Health (EHC), a leader in inpatient rehabilitation for strokes, neurological issues, and post-op surgical services. Earlier in the year, EHC spun off Enhabit, its home health and hospice business. The move allowed investors to begin properly valuing EHC’s rehabilitation business, which enjoys sizeable scale and operational advantages within the industry.

Other tailwinds include progress in getting past labor supply and cost issues that created a profit squeeze in the post-COVID environment. Revenues are also recovering, as COVID-related dynamics, such as fewer elective surgeries and lower general health system utilization, are beginning to clear. Yet the stock, which has historically traded at a premium to the broader midcap universe, remains at a discount, though the gap is closing.

In Communications, our portfolio was able to generate positive gains in 2022 while the sector was down by more than 25%. Volatility throughout the year allowed us to upgrade to leading companies in the industry. In the fourth quarter, for instance, we added what we consider a best-in-class holding in communications: Cable One (CABO). Cable One is a broadband and cable provider with a focus on rural markets in the Midwest, Northwest, and Southeast. Graham Holdings Company (GHC) spun CABO out in 2015, and investors became attracted to management’s strategy to exit pay TV, which has been in secular decline amid the streaming boom, in favor of more-profitable broadband. As a result of this early strategic pivot, CABO operates with one of the highest margins in the cable industry.

The stock, a perceived “work from home” winner during the pandemic, became overvalued in 2021. So far this year, though, the stock has fallen 60%, and it now trades at just 8.3 times Enterprise Value to EBITDA (EV/EBITDA) over the next 12 months. By comparison, CABO’s median valuation post spin-off is 11.5 times EV/EBITDA.

While the economy still faces stiff headwinds after year-long rate hikes to try to slow inflation, several of our holdings enjoyed company-specific catalysts. An example within Industrials is U-Haul Holding Company (UHAL), which owns DIY moving and storage assets under the “U-Haul” brand name. The company is a collection of company-owned and independent dealership, moving truck, self-storage real estate, and insurance assets. Through decades of expansion and focus, UHAL has built a dominant distribution network that is more than three times larger than its next two largest competitors combined. This scale has created a significant moat around the franchise as independent dealers are unlikely to switch to a competing brand because doing so would immediately have a negative impact on their revenue.

Yet the stock trades at less than 15 times earnings and more than a 40% discount to our sum-of-the-parts estimate. We believe the market glosses over UHAL’s high-quality moving equipment rental business because of management’s focus on ground-up self-storage development, a strategic decision that reduces short-term profit and creates the illusion of a company with poor returns on capital. In fact, UHAL’s management team has created tremendous value through their real estate investments. There are no major Wall Street analysts covering the stock while peers of similar size have 10 to 20 analysts under coverage. This creates an opportunity to own a high-quality company disguised as a deep-value stock.

Financials represented another sector where company-specific catalysts were able to drive performance amid the challenging economic backdrop. Take RenaissanceRE (RNR), a reinsurance underwriter focused on global property catastrophe and casualty & specialty (C&S) lines of risk. Reinsurance involves selling coverage to primary insurers for protection against excess losses. It is largely a commodity with industry economics heavily dependent upon the supply of and demand for capital. Prior to 2017, property catastrophe industry losses were abnormally low, resulting in excess returns and capital entering the industry. More recently, property cat losses have been unusually high. Combined with weak pricing, this has resulted in significant industry losses.

In response to the irrationally competitive market, RNR’s management team made the decision to pull back capital for underwriting and reallocated it to repurchase shares. This pivot piqued our interest last year. We began purchasing the stock in the third quarter, prior to Hurricane Ian. We added to our position when shares fell on fears that Ian could result in massive losses for property insurers. Our thinking was that RNR had sufficient capital to sustain cat losses from Ian, and if the storm proved to be bad, it would further catalyze a hard market. Hurricane Ian turned out to be the costliest hurricane in U.S. history, resulting in industry losses forecast to be well in excess of $50 billion. After RNR reported its Q3 cat losses, we were quickly rewarded as pricing for the important January renewal period shot up in excess of 25%, and the stock rallied more than 40% from the Ian lows. RNR still trades at a price/earnings ratio of 8.3, based on next 12 month profit forecasts, which is below the company’s long-term median valuation of 9 times earnings.

The inverted yield curve suggests more volatility is likely to come as investors come to grips with the economic headwinds ahead. An economic recession over the next year is consensus, profit expectations are falling quickly in certain pockets of the market, and management teams are increasingly capitulating on the demand environment.

As the markets have inched closer to the point where economic risks are starting to get priced into securities, we’ve grown more comfortable adding cyclical exposure to the portfolio. While we expect further economic deterioration in the coming quarters, our focus remains on quantifying both the risk and the reward under multiple good and bad scenarios. It doesn’t always feel good buying cyclical businesses when fundamentals are clearly deteriorating. There is a point, however, where less-defensive businesses become highly attractive even though visibility is poor and economic prospects are deteriorating. As always, we will allow our 10 Principles of Value Investing™ to drive our bottoms-up decision making.

CFA® is a registered trademark owned by the CFA Institute.

2

FUND SUMMARY

Average Annual Total Returns as of December 31, 2022	Inception Date	One Year	Three Years	Five Years	Since Inception
Investor Class (HRMDX)	10/31/14	-3.01%	9.94%	8.77%	8.85%
Institutional Class (HNMDX)	10/31/14	-2.78%	10.19%	9.03%	9.12%
Russell Midcap® Value Index	—	-12.03%	5.82%	5.72%	7.12%

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/22, the Net Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.10% and 0.85%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.10% of the Fund’s average daily net assets for the Investor Class and 0.85% for the Institutional Class, through at least April 5, 2024, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Gross Fund Operating Expenses would be 1.17% and 0.98% for the Investor and Institutional Class, respectively.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION — 10/31/14 — INVESTOR CLASS SHARES

SECTOR ALLOCATION — % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long–term capital appreciation. It invests in mid-size, dividend paying companies with a market cap range defined by the Russell Midcap® Index. The Fund utilizes Heartland’s disciplined and time–tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. The Fund also invests in mid-sized companies on a value basis. Mid-sized securities generally are more volatile and less liquid than those of larger companies. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	51
Net assets	$350.8 mil.
NAV (Investor Class)	$12.38
NAV (Institutional Class)	$12.44
Median market cap	$8.6 bil.
Weighted average market cap	$14.2 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)
NOV, Inc	5.17%
Teradata Corp	3.69%
PPG Industries, Inc	3.65%
Interactive Brokers Group, Inc	3.56%
Constellation Energy Corp	3.52%
Encompass Health Corp	3.16%
Americold Realty Trust, Inc	3.15%
Essex Property Trust, Inc	3.12%
Quest Diagnostics, Inc	2.96%
Conagra Brands, Inc	2.94%

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/2022.

3

PORTFOLIO MANAGEMENT TEAM	Brad A. Evans, CFA Andrew J. Fleming, CFA

MANAGEMENT REPORT

Historically, when the Federal Funds rate climbs above the yield on 2-Year Treasuries, something bad happens. That was certainly true during the global financial crisis in 2008; in the aftermath of the dotcom bubble in 2000; during the late 1980s, ahead of the savings & loans crisis; and in the stagflationary times in early 1980s.

Yet as the Federal Reserve was aggressively hiking short-term rates throughout 2022, most investors were in denial. That changed near the end of the year, however, after the Federal Funds rate officially climbed above 2-Year Treasury yields. Market participants finally seemed to come to terms with the fact that the risks they’ve been overlooking are indeed real.

We have been discussing — and preparing for — those risks. Thanks in part to our focus on defensive traits, our Strategy held up better than the benchmark last year. The Heartland Value Plus Fund Investor Class was down 4.95%, compared to the 14.48% decline in the Russell 2000® Value Index.

Our holdings in Communications, Consumer Discretionary, Consumer Staples, Financials, Healthcare, Industrials, Information Technology, Materials, and Real Estate outperformed those sectors in the Index.

Our Strategy has historically focused on identifying undervalued small companies with solid balance sheets, which allow them to self-finance organic growth and strong free cash flow to potentially raise their dividends over time. On top of that, we favor companies with compelling self-help strategies to provide an extra catalyst. The markets finally began to compensate investors for these traits toward the end of 2022.

It’s important to note that we have not been hiding out in defensive areas of the market. If that were true, we would be considerably overweight in utilities and REITs, which we are not. And we wouldn’t be overweight in economically sensitive sectors such as Industrials, Materials, and Energy relative to the Russell 2000® Value. It’s more accurate to say we have been favoring companies with defensive characteristics that are likely to be secular winners, even if the economy doesn’t offer much of a tailwind.

Once the next cycle begins, these are companies that stand to benefit as the economy re-accelerates.

A good example is Powell Industries (POWL), which manufactures electrical power distribution equipment and components used in pipelines, offshore drilling platforms, data centers, and large industrial facilities. After experiencing a downturn along with oil prices in recent years, Powell is now enjoying a tailwind from energy’s rebound, especially liquified natural gas related. Order activity, in fact, has risen for six consecutive quarters. And for the full year, new orders rose 78% compared to fiscal 2021.

Powell enjoys self-help catalysts as well. The company, with significant insider ownership, has been focused on internal capital allocation moves lately to position itself for a more profitable future. In FY 2022, for instance, the company divested a low-margin industrial valve repair division within Powell Canada. At the same time, the company has been investing in its higher-margin services business to improve its overall mix of revenue sources.

Yet very few sell-side analysts cover the stock, and those who do, don’t seem to appreciate the internal and external tailwinds the company enjoys. This is where our selectivity comes into focus.

We understand that one of our primary responsibilities is to protect investors on the downside. And while our portfolio won’t be immune to the effects of slow growth and lingering inflation, we think our companies will be less affected than the broader market.

But another responsibility is to do what hockey great Wayne Gretzky famously espoused — skate to where the puck is going to be. That’s why we don’t just focus on companies with defensive characteristics. We also search for well-run companies that are positioned to be secular winners. So, at a time when the markets are recognizing the growing chance of a recession, we’re looking at next year’s earnings and the next cycle and beyond.

It’s this type of contrarian and long-term thinking that helped us weather a challenging year. And it’s the same type of thinking that we believe will serve our clients well in the quarters and years to come.

CFA® is a registered trademark owned by the CFA Institute.

4

FUND SUMMARY

Average Annual Total Returns as of December 31, 2022	Inception Date	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Twenty Years	Twenty-Five Years	Since Inception
Investor Class (HRVIX)	10/26/93	-4.95%	10.15%	7.91%	8.18%	7.80%	9.97%	8.20%	9.87%
Institutional Class (HNVIX)	5/1/08	-4.75%	10.41%	8.15%	8.43%	8.06%	10.16%	8.35%	10.00%
Russell 2000® Value Index	—	-14.48%	4.70%	4.13%	8.48%	6.81%	8.99%	7.70%	9.16%

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/22, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.15% and 0.92%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION — 10/26/93 — INVESTOR CLASS SHARES

SECTOR ALLOCATION — % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	44
Net assets	$436.4 mil.
NAV (Investor Class)	$36.87
NAV (Institutional Class)	$36.58
Median market cap	$1.7 bil.
Weighted average market cap	$2.7 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

ChampionX Corp	3.98%
TreeHouse Foods, Inc	3.96%
Powell Industries, Inc	3.83%
Haemonetics Corp	3.60%
American Vanguard Corp	3.48%
Texas Capital Bancshares, Inc	3.45%
Carter’s, Inc	3.42%
Seacoast Banking Corp. of Florida	3.03%
Independent Bank Corp	2.90%
Royal Gold, Inc	2.84%

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/2022.

5

PORTFOLIO MANAGEMENT TEAM	Bill J. Nasgovitz Will R. Nasgovitz

MANAGEMENT REPORT

“In the middle of difficulty lies opportunity.”

—Albert Einstein

There was considerable carnage in the markets in 2022, as the S&P 500 tumbled 20% after the Federal Reserve aggressively raised rates in an attempt to tame inflation. Yet, as a wise man once said, it’s in difficult times when opportunities present themselves.

It is our job, as bottoms-up stock pickers, to use this environment to find well-run businesses with secular tailwinds, when they are sufficiently undervalued. Throughout the year, we’ve been looking for a combination of lower earnings estimates and stock prices to improve the risk-return profile of companies on our “watch list.”

Some of those opportunities presented themselves in 2022, as the Value Fund Investor Class returned -9.99%, beating the Russell 2000® Value Index by nearly 5 percentage points, which returned -14.48%. Stock selection was a key reason why the Fund’s holdings in Financials, Real Estate, and Industrials outpaced those sectors in the Index.

Within Industrials, a good example of that selectivity was Aerojet Rocketdyne Holdings (AJRD), a producer of products for space, defense, and weapons systems. We purchased the stock in the Spring, after AJRD shares tumbled following Lockheed Martin’s decision to terminate its agreement to acquire the company amid anti-trust challenges. That was around the time that demand for Aerojet’s missile motors was rising amid Ukraine’s effort to defend itself against Russia. In late December, L3Harris Technologies agreed to purchase the company for $58 a share, 38% above our purchase price.

Another example in the sector was Shyft Group (SHYF), a leader in specialty vehicles, including “last mile” delivery vans used in ecommerce. More than a year ago, the company announced plans to develop an electric parcel-delivery vehicle, investing $75 million at launch. Concern over the elevated operational risks and spending associated with the program weighed on the stock, which fell 49% last year.

The company has unique growth potential, and we believe the EV expenditures will ultimately be money well spent, as it expands the addressable market and protects against competitive offerings. The business is priced at only 6X our estimate of Enterprise Value to EBITDA, substantially below its intrinsic worth.

Century Communities (CCS), a homebuilder based in Denver, Colorado, hasn’t been immune to the stiff economic headwinds running up against Real Estate. After starting the year at just over 3%, the average rate on a 30-year fixed mortgage jumped above 7% midway into the fourth quarter.

Not surprisingly, sales of existing homes have fallen for 10 straight months and are down 35% year over year.

On reduced sales estimates, CCS shares dropped 38.9% during the year. We believe this is an example of short-term fear providing an excellent opportunity for the patient long-term investor. CCS is trading at just 78% of book value and 10X times our conservative estimate of earnings per share.

We are constructive on the supply-demand prospects for CCS’s core product. Approximately 80% of CCS’s sales are made to entry-level buyers. Supply of starter homes is tight after nearly a decade of below-average building activity. At the same time, millennials are reaching their first-time homebuyer age and forming households, providing a long-term buoy for demand.

A new addition to the portfolio in the fourth quarter was Primo Water (PRMW), one of the largest providers of multi-gallon bottled drinking water for consumers and businesses in North America and Europe. While water isn’t necessarily considered economically sensitive, investors have underappreciated the stock partially due to fears that the downturn could hurt sales since the alternative—tap water—is free.

PRMW’s business model, which includes direct delivery, refills, exchanges, and the sale of in-home dispensers, should prove recession resistant and durable. The company benefits from concerns over the quality of tap water, given the aging municipal infrastructure and the phasing out of single-use plastic bottles. We felt comfortable initiating a position after the company raised its revenue and earnings guidance and the CEO aggressively purchased shares. Plus, the stock trades at just 8X EV/EBITDA, a significant discount to its peer group and true worth.

While stocks are broadly in a bear market, we are encouraged by the renewed interest in value investing and the opportunities we are identifying in the small-cap space. If history is any guide, patience is required to outperform in these markets, including the discipline to stick with a strategy and allow it to unfold over time.

Thanks for your continued confidence in the Heartland Funds Team.

6

FUND SUMMARY

Average Annual Total Returns as of December 31, 2022	Inception Date	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Twenty Years	Twenty-Five Years	Since Inception
Investor Class (HRTVX)	12/28/84	-9.99%	7.44%	5.15%	6.89%	5.35%	8.39%	7.76%	10.94%
Institutional Class (HNTVX)	5/1/08	-9.91%	7.58%	5.30%	7.06%	5.53%	8.53%	7.87%	11.02%
Russell 2000® Value Index	—	-14.48%	4.70%	4.13%	8.48%	6.81%	8.99%	7.70%	10.40%

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/22, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.04% and 0.92%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION — 12/28/84 — INVESTOR CLASS SHARES

SECTOR ALLOCATION — % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

INVESTMENT GOAL

The Fund seeks long-term capital appreciation through investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in micro- and small-cap companies. The micro- and small-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	84
Net assets	$640.8 mil.
NAV (Investor Class)	$40.55
NAV (Institutional Class)	$41.58
Median market cap	$950 mil.
Weighted average market cap	$2.5 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Cowen, Inc	3.01%
Texas Capital Bancshares, Inc	2.59%
Capital City Bank Group, Inc	2.53%
ALLETE, Inc	2.52%
Century Communities, Inc	2.34%
NOV, Inc	2.28%
Encompass Health Corp	2.24%
Radian Group, Inc	2.23%
Americold Realty Trust, Inc	2.21%
Perrigo Co. PLC	2.13%

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/2022.

7

SECTOR ALLOCATION — % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2022. These sectors represent groupings of industry classifications.

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Communication Services	1.6%	2.3%	1.0%
Consumer Discretionary	8.4	7.2	8.8
Consumer Staples	7.2	6.8	2.9
Energy	6.5	10.1	8.8
Financials	16.8	18.6	21.7
Health Care	10.0	12.3	9.6
Industrials	16.6	19.9	19.0
Information Technology	12.3	4.5	9.4
Materials	6.7	9.6	5.7
Real Estate	7.6	5.7	8.2
Utilities	5.5	2.8	4.4
Short-Term Investments	0.8	0.2	0.5
Total	100.0%	100.0%	100.0%

Portfolio holdings, statistics, and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

8

THIS PAGE INTENTIONALLY LEFT BLANK

9

HEARTLAND MID CAP VALUE FUND	SCHEDULE OF INVESTMENTS
December 31, 2022

	SHARES	VALUE
COMMON STOCKS (99.4%)
Aerospace & Defense (1.6%)
BWX Technologies, Inc.	95,497	$5,546,466

Automobiles (1.8%)
Thor Industries, Inc.	83,044	6,268,992

Banks (4.9%)

First Interstate BancSystem, Inc. (Class A)	184,797	7,142,404
Popular, Inc.	115,772	7,677,999
Texas Capital Bancshares, Inc.(a)	42,130	2,540,860
		17,361,263
Building Products (2.9%)
A.O. Smith Corp.	176,885	10,124,897
Capital Markets (4.7%)
Cboe Global Markets, Inc.	30,972	3,886,057
Interactive Brokers Group, Inc.	172,371	12,471,042
		16,357,099

Chemicals (6.2%)
FMC Corp.	72,060	8,993,088
PPG Industries, Inc.	101,598	12,774,933
		21,768,021

Communications Equipment (0.3%)
F5, Inc.(a)	6,975	1,000,982

Electric Utilities (5.5%)
Constellation Energy Corp.	142,924	12,321,478
FirstEnergy Corp.	169,724	7,118,225
		19,439,703

Energy Equipment & Services (5.2%)
NOV, Inc.	865,967	18,090,051

Entertainment (0.7%)
Activision Blizzard, Inc.	34,280	2,624,134

Equity Real Estate Investment Trusts (REITs) (7.6%)
Americold Realty Trust, Inc.	389,084	11,014,968
Equity Commonwealth	190,073	4,746,123
Essex Property Trust, Inc.	51,603	10,935,708
		26,696,799

Food Products (4.8%)
Cal-Maine Foods, Inc.	64,071	3,488,666
Conagra Brands, Inc.	265,601	10,278,759
Ingredion, Inc.	31,078	3,043,468
		16,810,893
	SHARES	VALUE
Health Care Providers & Services (8.6%)
AmerisourceBergen Corp.	18,695	$3,097,949
Centene Corp.(a)	68,409	5,610,222
Encompass Health Corp.	185,105	11,071,130
Quest Diagnostics, Inc.	66,210	10,357,892
		30,137,193

Hotels, Restaurants & Leisure (1.1%)
Expedia, Inc.(a)	44,936	3,936,394

Household Durables (2.1%)
DR Horton, Inc.	23,131	2,061,897
Mohawk Industries, Inc.(a)	50,636	5,176,012
		7,237,909

Household Products (2.4%)
Kimberly-Clark Corp.	60,973	8,277,085

Insurance (7.3%)
Markel Corp.(a)	4,679	6,164,536
Old Republic International Corp.	160,045	3,865,087
Reinsurance Group of America, Inc.	62,460	8,874,941
RenaissanceRe Holdings, Ltd.	35,543	6,548,087
		25,452,651

IT Services (2.6%)
Genpact, Ltd.	200,310	9,278,359

Machinery (5.2%)

Allison Transmission Holdings, Inc.	122,501	5,096,041
Flowserve Corp.	314,825	9,658,831
Kennametal, Inc.	147,415	3,546,805
		18,301,677

Marine (1.9%)
Kirby Corp.(a)	106,334	6,842,593

Media (0.9%)
Cable One, Inc.	4,192	2,984,117

Metals & Mining (0.5%)
Freeport-McMoRan, Inc.	48,467	1,841,746

Oil, Gas & Consumable Fuels (1.3%)
Pioneer Natural Resources Co.	20,570	4,697,982

Pharmaceuticals (1.4%)
Perrigo Co. PLC	146,037	4,978,401

	SHARES	VALUE
Road & Rail (2.7%)
U-Haul Holding Co.	24,805	$1,493,013
U-Haul Holding Co. (Series N)	143,012	7,862,800
		9,355,813
Semiconductors & Semiconductor Equipment (5.7%)
Micron Technology, Inc.	137,724	6,883,446
Qorvo, Inc.(a)	93,621	8,485,807
Skyworks Solutions, Inc.	52,431	4,778,037
		20,147,290
Software (3.7%)
Teradata Corp.(a)	383,381	12,904,604

Specialty Retail (3.4%)
Advance Auto Parts, Inc.	16,299	2,396,442
CarMax, Inc.(a)	159,060	9,685,163
		12,081,605
Trading Companies & Distributors (2.4%)
Watsco, Inc.	33,271	8,297,787

TOTAL COMMON STOCKS
(Cost $327,033,089)		$348,842,506

	INTEREST PAR RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.9%)
Time Deposits (0.9%)
Citibank (New York) 01/02/2023(b)	3.68%	$3,174,402	$3,174,402

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,174,402)			$3,174,402

TOTAL INVESTMENTS - (100.3%)
(Cost $330,207,491)			$352,016,908
OTHER ASSETS AND LIABILITIES, NET - (-0.3%)			(1,225,588)
TOTAL NET ASSETS - (100.0%)			$350,791,320

The accompanying Notes to Financial Statements are an integral part of these Statements.
10	www.heartlandadvisors.com

HEARTLAND VALUE PLUS FUND	SCHEDULE OF INVESTMENTS
December 31, 2022

	SHARES	VALUE
COMMON STOCKS (99.6%)
Aerospace & Defense (2.6%)
Park Aerospace Corp.	830,000	$11,130,300

Automobiles (1.9%)
Harley-Davidson, Inc.	200,000	8,320,000

Banks (13.7%)
Glacier Bancorp, Inc.	200,000	9,884,000
Independent Bank Corp.	150,000	12,664,500
Old National Bancorp	500,000	8,990,000
Seacoast Banking Corp. of Florida	425,000	13,255,750
Texas Capital Bancshares, Inc.(a)	250,000	15,077,500
		59,871,750

Capital Markets (1.1%)
B Riley Financial, Inc.	135,000	4,617,000

Chemicals (3.5%)
American Vanguard Corp.	700,000	15,197,000

Commercial Services & Supplies (2.8%)
CoreCivic, Inc.(a)	575,000	6,647,000
Healthcare Services Group, Inc.	460,000	5,520,000
		12,167,000

Construction & Engineering (2.6%)
Granite Construction, Inc.	325,000	11,397,750

Diversified Telecommunication Services (2.3%)
ATN International, Inc.	225,000	10,194,750

Electric Utilities (2.8%)
Portland General Electric Co.	250,000	12,250,000

Electrical Equipment (3.8%)
Powell Industries, Inc.	475,000	16,710,500

Electronic Equipment, Instruments & Components (4.5%)
Knowles Corp.(a)	450,000	7,389,000
Methode Electronics, Inc.	275,000	12,201,750
		19,590,750

Energy Equipment & Services (8.8%)
ChampionX Corp.	600,000	17,394,000
Dril-Quip, Inc.(a)	400,000	10,868,000
Helmerich & Payne, Inc.	200,000	9,914,000
		38,176,000
	SHARES	VALUE
Equity Real Estate Investment Trusts (REITs) (5.7%)
Farmland Partners, Inc.	500,000	$6,230,000
Lamar Advertising Co. (Class A)	75,000	7,080,000
PotlatchDeltic Corp.	265,000	11,657,350
		24,967,350

Food Products (5.2%)
Tootsie Roll Industries, Inc.	125,000	5,321,250
TreeHouse Foods, Inc.(a)	350,000	17,283,000
		22,604,250

Health Care Equipment & Supplies (8.1%)
AngioDynamics, Inc.(a)	600,000	8,262,000
Avanos Medical, Inc.(a)	425,000	11,500,500
Haemonetics Corp.(a)	200,000	15,730,000
		35,492,500

Health Care Technology (2.0%)
HealthStream, Inc.(a)	345,000	8,569,800

Household Durables (1.8%)
MDC Holdings, Inc.	250,000	7,900,000

Household Products (1.6%)
Oil-Dri Corp. of America	210,000	7,043,400

Insurance (3.8%)
Old Republic International Corp.	25,000	603,750
RenaissanceRe Holdings, Ltd.	25,000	4,605,750
The Hanover Insurance Group, Inc.	85,000	11,486,050
		16,695,550

Machinery (6.6%)
Astec Industries, Inc.	250,000	10,165,000
Douglas Dynamics, Inc.	255,000	9,220,800
Enerpac Tool Group Corp. (Class A)	375,000	9,543,750
		28,929,550

Metals & Mining (6.1%)
Materion Corp.	75,000	6,563,250
Royal Gold, Inc.	110,000	12,399,200
Schnitzer Steel Industries, Inc. (Class A)	250,000	7,662,500
		26,624,950

Oil, Gas & Consumable Fuels (1.3%)
Comstock Resources, Inc.	425,000	5,826,750

Pharmaceuticals (2.2%)
Phibro Animal Health Corp. (Class A)	700,000	9,387,000
	SHARES	VALUE
Road & Rail (1.4%)
Heartland Express, Inc.	400,000	$6,136,000

Textiles, Apparel & Luxury Goods (3.4%)
Carter's, Inc.	200,000	14,922,000

TOTAL COMMON STOCKS
(Cost $396,267,682)		$434,721,900

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.2%)
Time Deposits (0.2%)
Citibank (New York) 01/02/2023(b)	3.68%	$758,113	$758,113

TOTAL SHORT-TERM INVESTMENTS
(Cost $758,113)			$758,113

TOTAL INVESTMENTS - (99.8%)
(Cost $397,025,795)			$435,480,013
OTHER ASSETS AND LIABILITIES, NET - (0.2%)			895,448
TOTAL NET ASSETS - (100.0%)			$436,375,461

The accompanying Notes to Financial Statements are an integral part of these Statements.
Annual Report | December 31, 2022	11

HEARTLAND VALUE FUND	SCHEDULE OF INVESTMENTS
December 31, 2022

	SHARES	VALUE
COMMON STOCKS (99.3%)
Aerospace & Defense (3.1%)
Aerojet Rocketdyne Holdings, Inc.(a)	200,000	$11,186,000
BWX Technologies, Inc.	150,000	8,712,000
		19,898,000

Automobiles (0.9%)
Thor Industries, Inc.	80,000	6,039,200

Banks (12.8%)
Associated Banc-Corp	300,000	6,927,000
Bancorp, Inc.(a)	150,000	4,257,000
Canadian Western Bank (CAD)(c)	300,000	5,330,871
Capital City Bank Group, Inc.	500,000	16,250,000
First Internet Bancorp	302,000	7,332,560
First Interstate BancSystem, Inc. (Class A)	150,000	5,797,500
Heritage Financial Corp.	300,000	9,192,000
Texas Capital Bancshares, Inc.(a)	275,000	16,585,250
TriCo Bancshares	200,000	10,198,000
		81,870,181

Beverages (1.2%)
Primo Water Corp.	500,000	7,770,000

Capital Markets (3.2%)
Cowen, Inc. (Class A)	500,000	19,310,000
US Global Investors, Inc. (Class A)	415,044	1,199,477
		20,509,477

Chemicals (2.0%)
Core Molding
Technologies, Inc.(a)	405,000	5,260,950
Nufarm, Ltd. (AUD)(c)(e)	1,800,000	7,504,320
		12,765,270

Commercial Services & Supplies (1.9%)
CECO Environmental Corp.(a)	800,000	9,344,000
Perma-Fix Environmental Services, Inc.(a)(d)	837,000	2,954,610
		12,298,610

Communications Equipment (0.8%)
AudioCodes, Ltd.	285,000	5,098,650

Construction & Engineering (5.0%)
MDU Resources Group, Inc.	400,000	12,136,000
Northwest Pipe Co.(a)	395,000	13,311,500
Sterling Infrastructure, Inc.(a)	200,000	6,560,000
		32,007,500

	SHARES	VALUE
Consumer Finance (1.0%)
Ezcorp, Inc. (Class A)(a)	800,000	$6,520,000

Diversified Consumer Services (2.5%)
Carriage Services, Inc.	200,000	5,508,000
Lincoln Educational
Services Corp.(a)(d)	1,850,000	10,711,500
		16,219,500

Electric Utilities (2.5%)
ALLETE, Inc.	250,000	16,127,500

Electrical Equipment (1.5%)
Orion Energy Systems, Inc.(a)	900,000	1,638,000
Thermon Group Holdings, Inc.(a)	400,000	8,032,000
		9,670,000

Electronic Equipment, Instruments & Components (2.3%)
Advanced Energy Industries, Inc.	100,000	8,578,000
Rogers Corp.(a)	50,000	5,967,000
		14,545,000

Energy Equipment & Services (2.6%)
Dril-Quip, Inc.(a)	70,000	1,901,900
NOV, Inc.	700,000	14,623,000
		16,524,900

Entertainment (0.5%)
World Wrestling Entertainment, Inc. (Class A)	50,000	3,426,000

Equity Real Estate Investment Trusts (REITs) (6.9%)
Alpine Income Property Trust, Inc.	300,000	5,724,000
Americold Realty Trust, Inc.	500,000	14,155,000
BSR Real Estate Investment Trust (CAD)(c)	330,300	4,332,443
PotlatchDeltic Corp.	100,000	4,399,000
Sunstone Hotel Investors, Inc.	850,000	8,211,000
UMH Properties, Inc.	475,000	7,647,500
		44,468,943

Food Products (1.7%)
Lifecore Biomedical, Inc.(a)	1,050,000	6,804,000
SunOpta, Inc.(a)	500,000	4,220,000
		11,024,000

Health Care Equipment & Supplies (2.3%)
Accuray, Inc.(a)	2,000,000	4,180,000
Haemonetics Corp.(a)	130,000	10,224,500
		14,404,500

	SHARES	VALUE
Health Care Providers & Services (4.1%)
Encompass Health Corp.	240,000	$14,354,400
InfuSystem Holdings, Inc.(a)	255,000	2,213,400
Patterson Cos., Inc.	350,000	9,810,500
		26,378,300
Health Care Technology (0.6%)
Computer Programs and Systems, Inc.(a)	150,000	4,083,000

Hotels, Restaurants & Leisure (1.6%)
Everi Holdings, Inc.(a)	400,000	5,740,000
Potbelly Corp.(a)	800,000	4,456,000
		10,196,000
Household Durables (2.3%)
Century Communities, Inc.	300,000	15,003,000

Insurance (1.5%)
International General Insurance Holdings, Ltd.	200,000	1,600,000
Old Republic International Corp.	150,000	3,622,500
Tiptree, Inc.	300,000	4,152,000
		9,374,500
IT Services (4.7%)
Cantaloupe, Inc.(a)	800,000	3,480,000
Cass Information Systems, Inc.	225,682	10,340,749
EVERTEC, Inc.	200,000	6,476,000
I3 Verticals, Inc.(a)	400,000	9,736,000
		30,032,749
Life Sciences Tools & Services (0.5%)
Harvard Bioscience, Inc.(a)	1,114,399	3,086,885

Machinery (2.6%)
Shyft Group, Inc.	500,000	12,430,000
Twin Disc, Inc.(a)	400,000	3,888,000
		16,318,000
Media (0.4%)
iHeartMedia, Inc. (Class A)(a)	162,727	997,517
WideOpenWest, Inc.(a)	200,000	1,822,000
		2,819,517
Metals & Mining (3.7%)
Centerra Gold, Inc.	1,700,000	8,806,000
Major Drilling Group International, Inc. (CAD)(a)(c)	1,000,000	7,769,572
Osisko Gold Royalties, Ltd.	600,000	7,242,000
		23,817,572

The accompanying Notes to Financial Statements are an integral part of these Statements.
12	www.heartlandadvisors.com

HEARTLAND VALUE FUND	SCHEDULE OF INVESTMENTS
December 31, 2022

	SHARES	VALUE
Oil, Gas & Consumable Fuels (6.2%)
ARC Resources, Ltd. (CAD)(c)	750,000	$10,108,937
Berry Corp. (Class A)	1,000,000	8,000,000
Denbury, Inc.(a)	100,000	8,702,000
HF Sinclair Corp.	250,000	12,972,500
		39,783,437

Pharmaceuticals (2.1%)
Perrigo Co. PLC	400,000	13,636,000

Professional Services (2.9%)
Barrett Business Services, Inc.	140,000	13,059,200
Hudson Global, Inc.(a)(d)	252,700	5,718,601
		18,777,801

Real Estate Management & Development (1.2%)
Forestar Group, Inc.(a)	500,000	7,705,000

Road & Rail (0.5%)
Marten Transport, Ltd.	150,000	2,967,000

Semiconductors & Semiconductor Equipment (1.7%)
Amtech Systems, Inc.(a)	307,000	2,333,200
Photronics, Inc.(a)	500,000	8,415,000
		10,748,200

Specialty Retail (0.2%)
Envela Corp.(a)	195,675	1,029,251

Textiles, Apparel & Luxury Goods (1.2%)
Carter's, Inc.	100,000	7,461,000

Thrifts & Mortgage Finance (3.2%)
MGIC Investment Corp.	500,000	6,500,000
Radian Group, Inc.	750,000	14,302,500
		20,802,500

Trading Companies & Distributors (1.5%)
NOW, Inc.(a)	750,000	9,525,000

Water Utilities (1.9%)
Consolidated Water Co., Ltd.	450,000	6,660,000
Pure Cycle Corp.(a)	500,000	5,240,000
		11,900,000
TOTAL COMMON STOCKS
(Cost $519,504,130)		$636,631,943

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.5%)
Time Deposits (0.5%)
Citibank (New York) 01/02/2023(b)	3.68%	$3,101,966	$3,101,966

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,101,966)			$3,101,966

TOTAL INVESTMENTS - (99.8%)
(Cost $522,606,096)			$639,733,909
OTHER ASSETS AND LIABILITIES, NET - (0.2%)			1,065,909
TOTAL NET ASSETS - (100.0%)			$640,799,818

The accompanying Notes to Financial Statements are an integral part of these Statements.
Annual Report | December 31, 2022	13

HEARTLAND FUNDS	SCHEDULES OF INVESTMENTS - FOOTNOTES
December 31, 2022

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-
day yield as of December 31, 2022.
(c)	Traded in a foreign country.
(d)	Affiliated company. See Note 10 to Notes to Financial Statements.
(e)	Classified as Level 2. Valued using methods determined by Heartland Advisors, Inc., as the Board of Directors’ valuation designee, including using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.

Common Abbreviations:

ADR	American Depositary Receipt.
Ltd.	Limited.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

Currency Abbreviations:

CAD	Canadian Dollar
AUD	Australian Dollar

Percentages are stated as a percent of net assets.

Sector and Industry classifications are sourced from GICS®, The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence ("S&P"). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

The accompanying Notes to Financial Statements are an integral part of these Statements.

14	www.heartlandadvisors.com

HEARTLAND FUNDS	STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2022

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$330,207,491	$397,025,795	$522,606,096
Investments in securities, at value	$352,016,908	$435,480,013	$620,349,198
Investments in affiliates, at value (See Note 10)	–	–	19,384,711
Total Investments, at value	352,016,908	435,480,013	639,733,909
Receivable for securities sold	–	1,204,132	1,150,046
Accrued dividends and interest	559,419	350,750	535,279
Receivable for capital shares issued	1,011,396	131,740	26,473
Prepaid expenses	7,907	11,369	10,619
Total Assets	353,595,630	437,178,004	641,456,326

LIABILITIES:
Payable for securities purchased	2,383,277	–	79,053
Payable for capital shares redeemed	234,655	528,840	302,411
Accrued expenses
Management fees	33,354	39,912	65,387
Distribution fees - Investor Class	566	9,283	–
Fund accounting fees	21,395	25,489	42,084
Transfer agency fees	55,894	56,959	52,729
Custody fees	1,411	2,081	3,638
Audit fees	24,759	22,499	30,630
Legal fees	5,607	9,028	14,249
Printing fees	33,558	62,355	46,403
Other	9,834	46,097	19,924
Total Liabilities	2,804,310	802,543	656,508
TOTAL NET ASSETS	$350,791,320	$436,375,461	$640,799,818

NET ASSETS CONSIST OF:
Paid-in capital	$330,556,422	$397,997,802	$525,539,800
Total distributable earnings	20,234,898	38,377,659	115,260,018
TOTAL NET ASSETS	$350,791,320	$436,375,461	$640,799,818

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$209,035,408	$272,008,194	$580,420,570
Shares outstanding	16,886,711	7,377,834	14,312,073
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$12.38	$36.87	$40.55
INSTITUTIONAL CLASS:
Net assets	$141,755,912	$164,367,267	$60,379,248
Shares outstanding	11,394,197	4,492,797	1,452,189
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$12.44	$36.58	$41.58

(a)	Includes cost of investments in affiliates of $– for the Mid Cap Value Fund, $- for the Value Plus Fund and $23,822,299 for the Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

Annual Report | December 31, 2022	15

HEARTLAND FUNDS	STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2022

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$5,319,427	$7,520,429	$10,036,753
Interest	37,849	118,506	232,747
Foreign taxes withheld	(21,199)	(7,192)	(164,621)
Total Investment Income	5,336,077	7,631,743	10,104,879

EXPENSES:
Management fees	2,231,516	3,068,260	5,065,639
Distribution fees - Investor Class	286,616	685,709	786,634
Transfer agency fees	373,629	547,324	492,910
Fund accounting fees	113,935	165,310	253,307
Custodian fees	18,253	26,266	44,392
Printing and communication fees	42,724	75,002	83,942
Postage fees	20,666	41,348	20,539
Legal fees	61,262	93,124	144,449
Registration fees	53,354	103,769	73,940
Directors' fees	63,106	98,057	152,302
Audit and tax fees	15,359	22,524	24,849
Insurance fees	28,040	43,331	67,897
Other expenses	32,660	48,311	75,829
Total Expenses before waivers	3,341,120	5,018,335	7,286,629
Expenses waived by investment advisor (See Note 6)	293,902	33,014	–
Total Expenses after waivers	3,047,218	4,985,321	7,286,629
NET INVESTMENT INCOME	2,288,859	2,646,422	2,818,250

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	13,334,014	2,656,250	5,790,805
Investments - Affiliated securities (See Note 10)	–	–	(228,161)
Foreign currency translation	–	–	(29,291)
Net change in unrealized appreciation (depreciation) on:
Investments	(24,160,569)	(30,014,764)	(76,325,280)
Investments - Affiliated securities (See Note 10)	–	–	(6,800,846)
Foreign currency translation	–	–	(166,750)
TOTAL REALIZED & UNREALIZED NET (LOSSES) ON INVESTMENTS, AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	(10,826,555)	(27,358,514)	(77,759,523)
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,537,696)	$(24,712,092)	$(74,941,273)

(a)	Includes $- received from affiliated issuers held by the Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

16	www.heartlandadvisors.com

HEARTLAND FUNDS	STATEMENTS OF CHANGES IN NET ASSETS

	MID CAP VALUE FUND		VALUE PLUS FUND		VALUE FUND
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
FROM INVESTMENT OPERATIONS:
Net investment income	$2,288,859	$2,771,459	$2,646,422	$3,545,987	$2,818,250	$283,366
Net realized gains	13,334,014	67,855,256	2,656,250	102,906,368	5,533,353	97,383,675
Net change in unrealized appreciation (depreciation)	(24,160,569)	(4,634,222)	(30,014,764)	(11,700,286)	(83,292,876)	44,443,637
Net increase (decrease) in net assets resulting from operations	(8,537,696)	65,992,493	(24,712,092)	94,752,069	(74,941,273)	142,110,678

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	(10,850,257)	(44,690,042)	(6,022,695)	(63,076,396)	(16,977,738)	(82,362,181)
Institutional Class	(7,495,651)	(16,879,498)	(4,106,441)	(37,174,914)	(1,802,249)	(8,133,529)
Total distributions to shareholders	(18,345,908)	(61,569,540)	(10,129,136)	(100,251,310)	(18,779,987)	(90,495,710)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	19,368,233	33,011,130	16,429,781	48,060,918	8,020,563	11,163,910
Dividends reinvested	10,624,103	43,823,099	5,932,882	61,848,519	16,315,469	78,814,826
Value of shares redeemed(a)	(30,403,465)	(45,693,900)	(41,597,246)	(69,396,114)	(44,083,777)	(58,395,404)
Total Investor Class	(411,129)	31,140,329	(19,234,583)	40,513,323	(19,747,745)	31,583,332
Institutional Class
Proceeds from shares issued	78,440,292	41,926,938	47,514,874	92,028,162	6,385,682	3,286,277
Dividends reinvested	7,438,577	16,679,402	3,647,828	32,925,952	1,727,689	7,773,389
Value of shares redeemed(a)	(16,950,884)	(15,090,501)	(49,326,038)	(48,914,792)	(6,668,167)	(5,666,321)
Total Institutional Class	68,927,985	43,515,839	1,836,664	76,039,322	1,445,204	5,393,345
Net increase (decrease) in net assets derived from capital transactions	68,516,856	74,656,168	(17,397,919)	116,552,645	(18,302,541)	36,976,677

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,633,252	79,079,121	(52,239,147)	111,053,404	(112,023,801)	88,591,645
NET ASSETS AT THE BEGINNING OF THE PERIOD	309,158,068	230,078,947	488,614,608	377,561,204	752,823,619	664,231,974
NET ASSETS AT THE END OF THE PERIOD	$350,791,320	$309,158,068	$436,375,461	$488,614,608	$640,799,818	$752,823,619

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	1,487,673	2,119,807	445,478	1,014,766	187,059	224,129
Reinvested Shares	869,403	3,251,018	163,485	1,554,764	409,320	1,699,329
Shares Redeemed	(2,345,635)	(3,011,298)	(1,136,868)	(1,476,284)	(1,034,473)	(1,181,275)
Net increase (decrease) resulting from share transactions	11,441	2,359,527	(527,905)	1,093,246	(438,094)	742,183
Institutional Class
Shares Issued	6,045,436	2,709,570	1,299,313	1,907,510	142,252	65,426
Reinvested Shares	605,254	1,231,894	101,300	833,779	42,273	163,581
Shares Redeemed	(1,311,593)	(1,018,981)	(1,348,475)	(1,049,665)	(159,548)	(115,143)
Net increase resulting from share transactions	5,339,097	2,922,483	52,138	1,691,624	24,977	113,864

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

Annual Report | December 31, 2022	17

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses)	Total income (loss) from investment operations	Distributions from net investment income	Distributions from net realized gains on investments distributions	Total	Net asset value, end of period
MID CAP VALUE FUND
Investor Class
December 31, 2022	$13.47	$0.09	$(0.50)	$(0.41)	$(0.07)	$(0.61)	$(0.68)	$12.38
December 31, 2021	13.03	0.14	3.53	3.67	(0.12)	(3.11)	(3.23)	13.47
December 31, 2020	12.24	0.13	0.72	0.85	(0.06)	–	(0.06)	13.03
December 31, 2019	9.99	0.11	2.42	2.53	(0.10)	(0.18)	(0.28)	12.24
December 31, 2018	11.99	0.17	(1.21)	(1.04)	(0.13)	(0.83)	(0.96)	9.99
Institutional Class
December 31, 2022	$13.53	$0.13	$(0.51)	$(0.38)$	(0.10)	$(0.61)	$(0.71)	$12.44
December 31, 2021	13.08	0.18	3.54	3.72	(0.16)	(3.11)	(3.27)	13.53
December 31, 2020	12.27	0.17	0.71	0.88	(0.07)	–	(0.07)	13.08
December 31, 2019	10.00	0.15	2.41	2.56	(0.11)	(0.18)	(0.29)	12.27
December 31, 2018	11.99	0.21	(1.21)	(1.00)	(0.16)	(0.83)	(0.99)	10.00
VALUE PLUS FUND
Investor Class
December 31, 2022	$39.68	$0.19	$(2.17)	$(1.98)$	(0.17)	$(0.66)$	(0.83)	$36.87
December 31, 2021	39.55	0.31	9.54	9.85	(0.27)	(9.45)	(9.72)	39.68
December 31, 2020	35.48	0.20	4.28	4.48	(0.18)	(0.23)	(0.41)	39.55
December 31, 2019	28.57	0.49	6.94	7.43	(0.52)	–	(0.52)	35.48
December 31, 2018	33.26	0.32	(4.69)	(4.37)	(0.32)	–	(0.32)	28.57
Institutional Class
December 31, 2022	$39.39	$0.28	$(2.16)$	(1.88)$	(0.27)	$(0.66)$	(0.93)	$36.58
December 31, 2021	39.33	0.42	9.48	9.90	(0.39)	(9.45)	(9.84)	39.39
December 31, 2020	35.28	0.27	4.29	4.56	(0.28)	(0.23)	(0.51)	39.33
December 31, 2019	28.41	0.55	6.92	7.47	(0.60)	–	(0.60)	35.28
December 31, 2018	33.10	0.39	(4.67)	(4.28)	(0.41)	–	(0.41)	28.41
VALUE FUND
Investor Class
December 31, 2022	$46.43	$0.17	$(4.83)	$(4.66)$	(0.17)	$(1.05)	$(1.22)	$40.55
December 31, 2021	43.27	0.01	9.41	9.42	(0.07)	(6.19)	(6.26)	46.43
December 31, 2020	38.54	0.08	4.98	5.06	(0.14)	(0.19)	(0.33)	43.27
December 31, 2019	33.70	0.10	5.94	6.04	(0.11)	(1.09)	(1.20)	38.54
December 31, 2018	41.18	0.08	(5.12)	(5.04)	(0.06)	(2.38)	(2.44)	33.70
Institutional Class
December 31, 2022	$47.58	$0.23	$(4.97)	$(4.74)$	(0.21)	$(1.05)$	(1.26)	$41.58
December 31, 2021	44.21	0.08	9.62	9.70	(0.14)	(6.19)	(6.33)	47.58
December 31, 2020	39.36	0.13	5.10	5.23	(0.19)	(0.19)	(0.38)	44.21
December 31, 2019	34.40	0.17	6.06	6.23	(0.18)	(1.09)	(1.27)	39.36
December 31, 2018	41.98	0.15	(5.22)	(5.07)	(0.13)	(2.38)	(2.51)	34.40

The accompanying Notes to Financial Statements are an integral part of these Statements.

18	www.heartlandadvisors.com

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

Total Return		Net assets, end of period (in thousands)	Percentage of expenses to average net assets	Percentage of net investment income (loss) to average net assets	Percentage of expenses to average net assets before waivers	Percentage of expenses to average net assets after waivers	Percentage of net investment income (loss) to average net assets before waiver	Percentage of net investment income (loss) to average net assets after waivers	Portfolio turnover rate(c)

(3.01	)% (d)	$209,035	N/A	N/A	1.16%	1.10%	0.62%	0.68%	66%
28.12	(d)	227,242	N/A	N/A	1.17	1.10	0.82	0.89	86
6.93	(d)	189,119	N/A	N/A	1.35	1.10	0.96	1.21	68 (e)
25.30	(d)	7,627	N/A	N/A	2.11	1.25	0.12	0.98	62
(8.58	)(d)	5,390	N/A	N/A	2.37	1.25	0.31	1.43	49

(2.78	)% (d)	$141,756	N/A	N/A	1.04%	0.85%	0.78%	0.98%	66%
28.39	(d)	81,916	N/A	N/A	0.98	0.85	1.04	1.17	86
7.18	(d)	40,960	N/A	N/A	1.20	0.86	1.13	1.47	68 (e)
25.58	(d)	7,320	N/A	N/A	1.86	0.99	0.42	1.30	62
(8.28	)(d)	3,211	N/A	N/A	2.28	0.99	0.39	1.68	49

(4.95)%		$272,008	1.22%	0.51%	N/A	N/A	N/A	N/A	48%
24.85		313,703	1.15	0.64	N/A	N/A	N/A	N/A	58
12.64		269,451	1.23	0.63	N/A	N/A	N/A	N/A	90
26.02		279,737	1.19	1.48	N/A	N/A	N/A	N/A	51
(13.13)		259,304	1.18	0.94	N/A	N/A	N/A	N/A	71

(4.75)%		$164,367	N/A	N/A	1.01%	0.99%	0.74%	0.76%	48%
25.11		174,912	N/A	N/A	0.92	0.92	0.88	0.88	58
12.93		108,110	N/A	N/A	0.97	0.97	0.84	0.84	90
26.29		64,446	N/A	N/A	0.98	0.98	1.67	1.67	51
(12.93)		54,169	N/A	N/A	0.95	0.95	1.15	1.15	71

(9.99)%		$580,421	1.09%	0.41%	N/A	N/A	N/A	N/A	45%
21.81		684,923	1.04	0.03	N/A	N/A	N/A	N/A	45
13.14		606,172	1.10	0.22	N/A	N/A	N/A	N/A	49
17.96		598,325	1.10	0.26	N/A	N/A	N/A	N/A	42
(12.15)		570,608	1.07	0.19	N/A	N/A	N/A	N/A	37

(9.91)%		$60,379	N/A	N/A	0.98%	0.98%	0.52%	0.52%	45%
21.96		67,901	N/A	N/A	0.92	0.92	0.15	0.15	45
13.31		58,060	N/A	N/A	0.95	0.95	0.38	0.38	49
18.14		55,832	N/A	N/A	0.92	0.92	0.43	0.43	42
(11.98)		62,531	N/A	N/A	0.90	0.90	0.36	0.36	37

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Calculated using the average shares method.
(c)	Portfolio turnover rate is calculated at the Fund level.
(d)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

The accompanying Notes to Financial Statements are an integral part of these Statements.

Annual Report | December 31, 2022	19

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

(e)	For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchases of $58,658,022 and sold of $36,894,276 in the effort to realign the Mid Cap Value Fund’s portfolio holdings after the reorganization of the ALPS | WMC Research Value Fund into the Mid Cap Value Fund and the value of securities purchased of $2,929,666 and sold of $1,852,981 after the reorganization of the Heartland Select Value Fund into the Mid Cap Value Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2022

1. ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The capital shares of the Mid Cap Value Fund, Value Plus Fund, and Value Fund (each a “Fund” and collectively, the “Funds”), each of which is a diversified fund, are issued by the Corporation. Each Fund has 150,000,000 shares authorized with a par value of $.001 per share and offers Investor Class and Institutional Class shares. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, closing price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by Heartland Advisors, Inc. (the “Advisor”) as the valuation designee of the Board of Directors of the Corporation (the “Board”) in accordance with policies and procedures adopted pursuant to Rule 2a-5 of the 1940 Act. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 under GAAP. Debt securities purchased with maturities of 60 days or less are generally valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, are deemed unreliable, or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Advisor as valuation designee. The Advisor may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures approved by the Board in accordance with Rule 2a-5 and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended December 31, 2022, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. Accordingly, at December 31, 2022, the following reclassifications were made to increase (decrease) such amounts:

	TOTAL DISTRIBUTABLE EARNINGS	PAID-IN CAPITAL
MID CAP VALUE FUND	$749,838	$(749,838)
VALUE PLUS FUND	(523,761)	523,761
VALUE FUND	(1,354,070)	1,354,070

Annual Report | December 31, 2022	21

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2022

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is disclosed in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)	Investment income and realized and unrealized gains or losses on investments, options, and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

(g)	As of December 31, 2022, the Funds were not invested in any illiquid securities as defined pursuant to the Corporation’s Liquidity Risk Management Program (the “LRMP”).

(h)	Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), such as securities issued pursuant to the resale limitations provided under Rule 144A or Regulation S under the Act, may be considered to be liquid under the LRMP. As of December 31, 2022, the Funds did not hold any restricted securities.

(i)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(j)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

22	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2022

3.FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.
Level 2	–	Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes portfolio securities and other financial instruments lacking any sales referenced in Note 2.
Level 3	–	Significant unobservable prices or inputs (includes the Advisor's own assumptions, as the Board's valuation designee, in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2022:

MID CAP VALUE FUND

INVESTMENTS IN SECURITIES AT VALUE	LEVEL 1 - QUOTED AND UNADJUSTED PRICES	LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS(a)	LEVEL 3 - SIGNIFICANT UNOBSERVABLE INPUTS(b)	TOTAL
Common Stocks	$348,842,506	$–	$–	$348,842,506
Short-Term Investments	3,174,402	–	–	3,174,402
Total	$352,016,908	$–	$–	$352,016,908

VALUE PLUS FUND

INVESTMENTS IN SECURITIES AT VALUE	LEVEL 1 - QUOTED AND UNADJUSTED PRICES	LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS(a)	LEVEL 3 - SIGNIFICANT UNOBSERVABLE INPUTS(b)	TOTAL
Common Stocks	$434,721,900	$–	$–	$434,721,900
Short-Term Investments	758,113	–	–	758,113
Total	$435,480,013	$–	$–	$435,480,013

VALUE FUND

INVESTMENTS IN SECURITIES AT VALUE	LEVEL 1 - QUOTED AND UNADJUSTED PRICES	LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS(a)	LEVEL 3 - SIGNIFICANT UNOBSERVABLE INPUTS(b)	TOTAL
Common Stocks	$629,127,623	$7,504,320	$–	$636,631,943
Short-Term Investments	3,101,966	–	–	3,101,966
Total	$632,229,589	$7,504,320	$–	$639,733,909

(a)	For detailed industry descriptions and securities identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.
(b)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the year ended December 31, 2022, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

4. DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Annual Report | December 31, 2022	23

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2022

Options can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Options Contracts

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Each Fund may also purchase put options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire. During the year ended December 31, 2022, the Funds were not invested in option contracts.

Offsetting Arrangements

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. There are no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2022.

5. SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral. As of and for the year ended December 31, 2022, the Funds did not have any securities on loan.

6. INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into an investment advisory agreement with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreement"). The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

24	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2022

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Mid Cap Value Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.10% of the Fund’s average daily net assets for the Investor Class Shares and 0.85% for the Institutional Class Shares through at least April 5, 2024, and subject thereafter to annual renewal of the agreement by the Board. The operating expense limitation agreement can be terminated only with the consent of the Board. For the year ended December 31, 2022, expenses of $117,166 for Investor Class and $176,736 for Institutional Class were waived by the Advisor. The Advisor may not recoup amounts previously waived or reimbursed.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Value Plus and Value Funds, to the extent necessary to maintain the Institutional Class total annual fund operating expenses at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. For the year ended December 31, 2022, expenses of $33,014 for the Institutional Class Shares of the Value Plus Fund were waived by the Advisor. The Advisor may not recoup amounts previously waived or reimbursed.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor Class Shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund's Investor Class. Institutional Class Shares are not subject to 12b-1 fees. During the year ended December 31, 2022, $409,231 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $225,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent, fund accounting and fund administration services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Distributor. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Funds.

7. EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the year ended December 31, 2022, as follows:

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Investor Class	$17,763	$29	$99
Institutional Class	11	65	–
Total	$17,774	$94	$99

8. INVESTMENT TRANSACTIONS

During the year ended December 31, 2022, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) are noted below. During the same period, there were no purchases of long-term U.S. Government obligations.

	COST OF PURCHASES	PROCEEDS FROM SALES
MID CAP VALUE FUND	$251,314,262	$196,570,707
VALUE PLUS FUND	206,374,582	227,141,793
VALUE FUND	296,988,660	331,871,385

Annual Report | December 31, 2022	25

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2022

9. FEDERAL INCOME TAX INFORMATION (NOT UPDATED)

The Funds have qualified and intend to qualify as RICs under Subchapter M of the Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the year ended December 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2022, are displayed in the table below.

	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET APPRECIATION/ (DEPRECIATION) OF FOREIGN CURRENCY	NET TAX UNREALIZED APPRECIATION/ (DEPRECIATION)
MID CAP VALUE FUND	$331,557,465	$35,124,979	$(14,665,536)	$–	$20,459,443
VALUE PLUS FUND	399,231,246	62,944,665	(26,695,898)	–	36,248,767
VALUE FUND	523,119,223	157,600,124	(40,985,438)	(134)	116,614,552

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 is as follows:

	DISTRIBUTIONS PAID FROM
	ORDINARY INCOME	NET LONG-TERM CAPITAL GAIN	TOTAL TAXABLE DISTRIBUTIONS
MID CAP VALUE FUND	$2,168,779	$16,177,129	$18,345,908
VALUE PLUS FUND	2,453,534	7,675,602	10,129,136
VALUE FUND	2,612,233	16,167,754	18,779,987

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2021 is as follows:

	DISTRIBUTIONS PAID FROM
	ORDINARY INCOME	NET LONG-TERM CAPITAL GAIN	TOTAL TAXABLE DISTRIBUTIONS
MID CAP VALUE FUND	$21,673,261	$39,896,279	$61,569,540
VALUE PLUS FUND	35,560,239	64,691,071	100,251,310
VALUE FUND	23,266,772	67,228,938	90,495,710

As of December 31, 2022, the components of distributable earnings (deficit) on a tax basis were as follows:

	OVER/UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS	NET UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS	EFFECT OF OTHER TIMING DIFFERENCES	TOTAL
MID CAP VALUE FUND	$–	$(224,545)	$20,459,443	$–	$20,234,898
VALUE PLUS FUND	–	2,128,892	36,248,767	–	38,377,659
VALUE FUND	–	(1,354,534)	116,614,552	–	115,260,018

The Heartland Mid Cap Value Fund and the Heartland Value Fund both elect to defer to the period ending December 31, 2023 capital losses recognized during the period November 1, 2022 through December 31, 2022 in the amount of 224,545 and 1,354,534.

26	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2022

10. TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the 1940 Act) with the Value Fund; that is, the Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2022. The Mid Cap Value and Value Plus Funds had no transactions with affiliates during the year ended December 31, 2022.

SECURITY NAME	FAIR VALUE AS OF DECEMBER 31, 2021	PURCHASES	SALES	FAIR VALUE AS OF DECEMBER 31, 2022	SHARE BALANCE AS OF DECEMBER 31, 2022	DIVIDENDS	CHANGE IN UNREALIZED GAIN (LOSS)	REALIZED GAIN/LOSS
Hudson Global,Inc.	$7,534,200	$–	$(264,962)	$5,718,601	252,700	$–	$(1,462,706)	$(87,931)
Lincoln Educational Services Corp.	13,819,500	–	–	10,711,500	1,850,000	–	(3,108,000)	–
Perma-Fix Environmental Services, Inc.	5,462,790	–	(137,810)	2,954,610	837,000	–	(2,230,140)	(140,230)
Total	$26,816,490	$–	$(402,772)	$19,384,711	2,939,700	$–	$(6,800,846)	$(228,161)

11. NEW REGULATORY REQUIREMENTS

In November 2020, the SEC adopted Rule 18f-4 under the 1940 Act and issued Release No. IC-34084, Use of Derivatives by Registered Investment Companies and Business Development Companies (“Rule 18f-4”), to govern the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 replaced existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, Rule 18f-4 requires registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value at-risk leverage limit and implement a derivatives risk management program. The compliance date for the Rule 18f-4 was August 19, 2022. There was no material impact to the Funds' asset segregation and coverage practices. Each Fund currently qualifies as a "limited derivatives user".

In December 2020, the SEC adopted Rule 2a-5 providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds were required to comply with the rules by September 8, 2022, at which time Heartland Advisors, Inc. was established as the Board's valuation designee. There was no material impact to the Funds' financial statements, as a result of the implementation of these new rules.

Annual Report | December 31, 2022	27

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2022

12. SHAREHOLDER VOTING RESULTS (UNAUDITED)

A special meeting of shareholders of Heartland Group, Inc. (the “Company”) was held on April 5, 2022. At the special meeting, shareholders voted on proposals to elect six directors to serve on the Board of Directors and to approve a new investment advisory agreement between the Company, on behalf of the Heartland Value, Heartland Value Plus and Heartland Mid Cap Value Funds (together, the “Funds”), and Heartland Advisors, Inc., the investment adviser to the Funds (the “Advisor”). Further details regarding each proposal and the special meeting are contained in a definitive proxy statement filed with the Securities and Exchange Commission on January 14, 2022.

At the special meeting, the following actions were taken:

(1) The following individuals were elected to serve on the Board of Directors by the shareholders of the Funds, voting together in the aggregate:

NAME OF DIRECTOR	FOR	WITHHOLD
Ward D. Armstrong	29,478,377.636	1,362,551.859
Dianna Gonzales-Burdin	29,469,311.793	1,371,617.702
Dale J. Kent	29,476,879.034	1,364,050.461
Robert A. Rudell	29,476,718.973	1,364,210.522
Dina A. Tantra	29,392,604.179	1,448,325.316
William (“Will”) R. Nasgovitz	29,526,910.871	1,314,018.624

(2) A new investment advisory agreement between the Company, on behalf of each Fund, and the Advisor was approved by the shareholders of each Fund (each voting separately) as follows:

FUND NAME	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
Heartland Value Fund	7,044,675.315	263,576.315	286,423.327	1,584,267.467
Heartland Value Plus Fund	5,157,644.384	155,150.543	193,820.472	2,021,809.237
Heartland Mid Cap Value Fund	10,005,140.899	255,293.979	522,310.168	3,350,797.389

13. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

28	www.heartlandadvisors.com

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF HEARTLAND GROUP, INC.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Heartland Group, Inc., comprising Heartland Mid Cap Value Fund, Heartland Value Plus Fund, and Heartland Value Fund (the “Funds”), as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

Cleveland, Ohio

February 16, 2023

29

FEDERAL INCOME TAX INFORMATION

The Funds hereby designate the following numbers as long-term capital gain distributions.

FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Long Term Capital Gains	$16,177,129	$7,675,602	$16,167,754

The above long-term capital gain distributions did not include redemptions to shareholders as distributions of earnings and profit against long term capital gains.

For the calendar year 2022, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Qualified Dividend Income	100%	100%	100%

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the calendar year ended December 31, 2022 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Dividends Received Deduction	100%	100%	100%

30

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire six month period from July 1, 2022 through December 31, 2022.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 7/1/22	ENDING ACCOUNT VALUE 12/31/22	EXPENSES PAID DURING THE PERIOD(a) 7/1/22 - 12/31/22	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/22 - 12/31/22
Mid Cap Value Fund - Investor	$1,000.00	$1,065.60	$5.73	1.10%
Mid Cap Value Fund - Institutional	1,000.00	1,066.80	4.43	0.85
Value Plus Fund - Investor	1,000.00	1,074.80	6.54	1.25
Value Plus Fund - Institutional	1,000.00	1,075.90	5.23	1.00
Value Fund - Investor	1,000.00	1,048.70	5.32	1.03
Value Fund - Institutional	1,000.00	1,049.10	5.27	1.02

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 7/1/22	ENDING ACCOUNT VALUE 12/31/22	EXPENSES PAID DURING THE PERIOD(a) 7/1/22 - 12/31/22	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/22 - 12/31/22
Mid Cap Value Fund - Investor	$1,000.00	$1,019.66	$5.60	1.10%
Mid Cap Value Fund - Institutional	1,000.00	1,020.92	4.33	0.85
Value Plus Fund - Investor	1,000.00	1,018.90	6.36	1.25
Value Plus Fund - Institutional	1,000.00	1,020.16	5.09	1.00
Value Fund - Investor	1,000.00	1,020.01	5.24	1.03
Value Fund - Institutional	1,000.00	1,020.06	5.19	1.02

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandadvisors.com and on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 790 N. Water Street, Suite 1200, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is also available on the Commission’s website at www.sec.gov.

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file a complete schedule of portfolio holdings with the Commission for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings filed on Form N-PORT become publicly available on the Commission’s website at www.sec.gov within 60 days after the end of that Funds’ fiscal quarter. Schedules of portfolio holdings are also available at www.heartlandadvisors.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 790 N. Water Street, Suite 1200, Milwaukee, WI, 53202.

31

DEFINITIONS AND DISCLOSURES

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks, uncertainties, and actual developments in the future, and their impact on the Funds could be materially different than those that are projected or implied.

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Small-cap and large-cap investment strategies each have their own unique risks and potential for rewards and may not be suitable for all investors. Small-cap investment strategies emphasize the significant growth potential of small companies, however, small-cap securities, are generally more volatile and less liquid than those of larger companies. Large-cap investment strategies emphasize the stability of large companies, however, large-cap securities are more susceptible to momentum investments and may quickly become overpriced or suffer losses.

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaim all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of such damages.

Heartland Advisors defines market cap ranges by the following indices: micro-cap by the Russell Microcap®, small-cap by the Russell 2000®, mid-cap by the Russell Midcap®, large-cap by the Russell Top 200®.

10 Principles of Value Investing™ consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of company; and (10) positive technical analysis.

Bear Market occurs when the price of a group of securities is falling or is expected to fall.

Book Value is the sum of all of a company’s assets, minus its liabilities.

Bottom-up is an investment approach that de-emphasizes the significance of economic and market cycles. This approach focuses on the analysis of individual stocks and the investor focuses his or her attention on a specific company rather than on the industry in which that company operates or on the economy as a whole.

Bull Market occurs when the price of a group of securities is rising or is expected to rise.

Cyclical Stocks cover Basic Materials, Capital Goods, Communications, Consumer Cyclical, Energy, Financial, Technology, and Transportation which tend to react to a variety of market conditions that can send them up or down and often relate to business cycles.

Defensive Stocks include Health Care, Utilities, and Consumer Staples. These companies usually don’t suffer as much in a market downturn as they relate to basic needs.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

Enterprise Value/Earnings Before Interest, Taxes, Depreciation, and Amortization (EV/EBITDA) Ratio is a financial indicator used to determine the value of a company and is calculated by dividing the entire economic value of the company (enterprise value) by its earnings before interest, taxes, depreciation, and amortization (EBITDA).

Federal Funds Rate is the interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.

Free Cash Flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Inflation Risk is the possibility that the value of assets or income will decrease as inflation shrinks the purchasing power of a currency.

NASDAQ is a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks. NASDAQ was created by the National Association of Securities Dealers (NASD) to enable investors to trade securities on a computerized, speedy and transparent system, and commenced operations on February 8, 1971.

Net Debt/Total Capital Ratio of a stock is calculated as a company’s interest-bearing liabilities minus cash or cash equivalents divided by its total capital, which is represented by the company’s debt and shareholders’ equity, and includes common stock, preferred stock, minority interest and net debt.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations, shows the ability of a business to generate cash, and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Risk on/Risk off Theory is an investment setting in which price behavior responds to, and is driven by, changes in investor risk tolerance. Risk-on risk-off refers to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, risk-on risk-off theory states that investors tend to engage in higher-risk investments. When risk is perceived as high, investors have the tendency to gravitate toward lower-risk investments.

Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price/book ratios and lower forecasted growth characteristics.

Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price/book ratios and lower forecasted growth characteristics.

S&P 500 Index (or S&P 500) is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

Sell-Side Analyst is an individual who typically works for a brokerage firm and evaluates companies for future earnings growth and other investment criteria. They sometimes place recommendations on stocks or other securities, typically phrased as “buy”, “sell”, or “hold.”

Volatility is a statistical measure of the dispersion of returns for a given security or market index which can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. In a positive-sloping yield curve, short-term debt instruments have a lower yield than long-term debt instruments of the same credit quality. A negative, or inverted, yield curve occurs when short-term debt instruments have a higher yield than long-term debt instruments of the same credit quality.

Yield is the income return on an investment.

All indices are unmanaged. It is not possible to invest directly in an index.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indices. Russell® is a trademark of the Frank Russell Investment Group.

Data sourced from FactSet: Copyright 2022 FactSet Research Systems Inc., FactSet Fundamentals. All rights reserved.

32

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance, and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements. The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be independent directors for purposes of the 1940 Act. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 790 North Water Street, Suite 1200, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Optimum Funds, May 2003 to present (6 mutual funds).
Dale J. Kent Date of Birth: 11/52	Director and Chair of the Audit Committee	Since 8/03	Vice President-Capital Markets (part-time), Continental Properties Company, since February 2018; Director (part-time) R&R insurance, September 2017 to December 2019; Director (part-time),Continental Properties Company, September 2017 to February 2018; Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, July 2002 to July 2017; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None
Ward D. Armstrong Date of Birth: 1/54	Director and Chair of the Nominating and Governance Committee	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	Trustee, ALPS Series Trust, May 2016 to present (11 registered funds).
Dianna Gonzales-Burdin Date of Birth: 8/61	Director	Since 4/22	Retired; Managing Director and Partner of Strategic Investment Group (a registered investment advisor), December 1991 to March 2021; employed by Barclays Global Investors (f/k/a Wells Fargo Nikko Investment Advisors), in the portfolio implementation and transaction management groups prior to 1991.	3	Director, Optimum Funds, August 2022 to present (6 mutual funds).
Dina A. Tantra Date of Birth: 10/69	Director	Since 4/22	Co-Chief Executive Officer, Global Rhino, LLC (consulting firm), October 2018 to present; Chief Strategy Officer, CCO Technology, LLC (d/b/a Joot) (consulting and technology firm), February 2019 to January 2023; Executive Vice President, Ultimus Fund Solutions (fund administrator and distributor), August 2017 to September 2018; Managing Director, Foreside Financial Services, LLC (fund administrator and distributor), July 2016 to August 2017; Director and General Counsel, Beacon Hill Fund Services (fund administrator and distributor), February 2008 to July 2016.	3	Trustee, Boston Trust & Walden Funds, August 2021 to present (10 mutual funds); Trustee, Thornburg Income Builder Opportunities Trust, October 2020 to present (1 closed-end fund); Director, Advisers Investment Trust, 2012 to 2017 (16 funds).

33

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
William (“Will”) R. Nasgovitz(3) Date of Birth: 4/78	Chief Executive Officer President and Director	Since 5/12 Since 1/20	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., since 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	3	N/A
Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A
Vinita K. Paul Date of Birth: 8/79	Vice President Chief Compliance Officer Anti-Money Laundering Officer Secretary	Since 8/08 Since 12/16; 8/08 — 5/16 Since 2/14 Since 4/17	Vice President and General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., August 2008 to May 2016 and since December 2016; Assistant Secretary, Heartland Group, Inc., May 2016 to April 2017; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	William (“Will”) R. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor. Will is the son of William (“Bill”) J. Nasgovitz. The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Ward D. Armstrong, Dianna Gonzales-Burdin, and Dina A. Tantra. Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, and the operation of the Funds’ pricing procedures, as well as the performance and cooperation of those responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended December 31, 2022.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds made within one year prior to the appointment or election of a Director. The Nominating and Governance Committee has adopted a written charter. The Nominating and Governance Committee had two meetings during the twelve months ended December 31, 2022.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

34

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We are committed to discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound, and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s

10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

Distributed by ALPS Distributors, Inc.	HLF006913/0823

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	During the period covered by the report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the code of ethics adopted in Item 2(a) above.

(e)	Not applicable.

(f)	The registrant’s code of ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $56,250 for the fiscal year ended December 31, 2022 and $54,000 for the fiscal year ended December 31, 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2021.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $14,400 for the fiscal year ended December 31, 2022 and $13,500 for the fiscal year ended December 31, 2021.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2021.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: The Audit Committee of the Funds must pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. The Chairman of the Audit Committee may pre-approve non-audit services (not to exceed $10,000) to be performed by the Registrants’ principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable
(c)	0%
(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2021.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 16, 2023

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	February 16, 2023